UPDATING SUMMARY PROSPECTUS FOR EXISTING INVESTORS

MAY 1, 2026

PACIFIC LIFE RETIREMENT GROWTH AND INCOME ANNUITY

Issued by Pacific Life Insurance Company through Separate Account A of Pacific Life Insurance Company

This updating summary prospectus summarizes certain key features of Pacific Life Retirement Growth and Income Annuity, an individual single premium deferred variable annuity contract (the “Contract”). This prospectus also provides a summary of Contract features that have changed.

The prospectus for the Contract contains more information about the Contract, including the Contract’s features, benefits, and risks. You can find the current prospectus and other information about the Contract online at PacificLife.com/Prospectuses. You can also obtain this information at no cost by calling (833) 455-0901 or by sending an email request to Prospectuses@PacificLife.com.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s (“SEC”) staff and is available at Investor.gov.

To view our latest Privacy Notice, please visit https://paclife.co/privacy-promise or contact (877) 722-7848 for additional information.

SPECIAL TERMS

Account Value – The amount of your Contract Value allocated to a specified Investment Option.

Business Day – Any day on which the value of an amount invested in an Investment Option is required to be determined, which currently includes each day that the New York Stock Exchange is open for trading, an applicable underlying Fund is open for trading, and our administrative offices are open.

Contract Value – As of the end of any Business Day, the sum of your Variable Account Value.

Fund – One of the underlying funds offered by a registered open-end management investment company as Investment Options under the Contract.

Investment (“Purchase Payment”) – An amount paid to us by or on behalf of a Contract Owner as consideration for the benefits provided under the Contract.

Investment Option – A Fund available under this Contract that is part of the Separate Account.

Purchase Payment (or “Investment”) – An amount paid to us by or on behalf of a Contract Owner as consideration for the benefits provided under the Contract.

Separate Account A (or the “Separate Account”) – A separate account of ours registered as a unit investment trust under the Investment Company Act of 1940, as amended.

Variable Account Value – The amount of your Contract Value allocated to the Subaccount.

Variable Investment Option – A Fund available under this Contract that is part of the Separate Account.

UPDATED INFORMATION ABOUT YOUR CONTRACT

The information in this Updating Summary Prospectus is a summary of certain Contract features that have changed since the prospectus dated May 1, 2025. This may not reflect all of the changes that have occurred since you entered into your Contract.

Purchase Payments

• Currently, our administrative practice allows for aggregate Purchase Payments up to $2,000,000 without our consent.

Underlying Funds

• Fee and performance information have been updated and are reflected in the Investment Options Available Under the Contract Appendix and the Fees and Expenses table in this updating summary prospectus.

Living Benefit Riders

• For guaranteed minimum withdrawal benefit riders utilizing a rate sheet, a new Prospectus Rate Sheet Supplement with updated rider percentages for new Contract purchases was issued for the May 1, 2026 Statutory Prospectus and Initial Summary Prospectus. For rider percentages in effect for Contracts purchased before May 1, 2026, see the APPENDIX: HISTORICAL RIDER PERCENTAGES.

KEY INFORMATION

Important information you should consider about the Pacific Life Growth and Income Annuity individual flexible premium deferred variable annuity contract.

FEES AND EXPENSES		LOCATION IN PROSPECTUS
Are There Charges or Adjustments for Early Withdrawals?

If you withdraw money from your Contract during the first 5 years following your last Purchase Payment, you may be assessed a withdrawal charge. The maximum withdrawal charge is 2% of the Purchase Payment, declining to 0% after 5 years.

For example, if you make an early withdrawal, you could pay a withdrawal charge up to $2,000 on a $100,000 withdrawal.

Fee Tables Charges, Fees and Adjustments - Withdrawal Charge
Are There Transaction Charges?	No. There are no transaction charges under this Contract (for example, sales loads, charges for transferring Contract Value between Investment Options, or wire transfer fees).
Are There Ongoing Fees and Expenses?

Yes. The table below describes the fees and expenses that you may pay each year. This Contract requires that you elect certain benefits (the living benefit rider and the death benefit rider) and there is only one Investment Option available. Please refer to your Contract specifications page for information about the specific fees you will pay each year.

Charges Fees and Adjustments

Appendix: Investment Options Available Under the Contract

Charges, Fees and Adjustments – Living Benefit Rider Charges

Charges, Fees and Deductions – Mortality and Expense Risk Charge and Death Benefit

FEES AND EXPENSES			LOCATION IN PROSPECTUS
Rider Charge
ANNUAL FEES	MINIMUM	MAXIMUM
1. Base Contract	0.85%[1]	0.85%[1]
2. Portfolio Company fees and expenses	0.68%[2]	0.68%[2]
3. Benefits (for a single option)	1.05%[3]	1.05%[3]

To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add withdrawal charges that substantially increase costs.

Lowest Annual Cost: $2,205.72	Highest Annual Cost: $2,292.14

Assumes:

• Investment of $100,000

• 5% annual appreciation

• Least expensive combination of base Contract and Fund fees and expenses

• Least expensive living benefit rider and death benefit rider

• No sales charges

• No additional purchase payments, transfers, or withdrawals

Assumes:

• Investment of $100,000

• 5% annual appreciation

• Most expensive combination of base Contract, rider benefits, and Fund fees and expenses

• No sales charges

• No additional purchase payments, transfers, or withdrawals

1 As a percentage of the average daily Variable Account Value. This percentage includes the Mortality and Expense Risk Charge and the Administrative Fee.

2 As a percentage of Fund assets.

3 As a percentage of the Protected Payment Base (for the living benefit), or average daily Variable Account Value (for the death benefit).

RISKS		LOCATION IN PROSPECTUS
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in the Contract, including 100% loss of principal and previous earnings.	Principal Risks of Investing in the Contract
Is this a Short-Term Investment?

No. This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.

Withdrawal charges may apply for the first 5 years following your last purchase payment and will reduce the Contract Value if you withdraw money during that time.

The benefits of tax deferral, long-term income, and living benefits are generally more beneficial to investors with a long-term investment horizon.

Principal Risks of Investing in the Contract Charges, Fees and Deductions - Withdrawal Charge
What Are the Risks Associated with the Investment Options?

An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Investment Option available under the Contract (e.g. Fund).

The Investment Option will have its own unique risks. Since only one Investment Option is available, if you are not satisfied with the Investment Option or if it does not meet your investment objectives, you may have to surrender this Contract and forego any benefits provided.

You should review, working with your financial professional, the Investment Option before making an investment decision.

Principal Risks of Investing in the Contract Appendix: Investment Options Available Under the Contract
What Are the Risks Related to the Insurance Company?

An investment in this Contract is subject to the risks related to us, and any obligations, guarantees, or benefits are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about us, including our financial strength ratings, is available upon request by calling (800) 722-4448 or visiting our website at www.PacificLife.com.

Principal Risks of Investing in the Contract Pacific Life and the Separate Account

RESTRICTIONS	LOCATION IN PROSPECTUS
Are There Limits on the Investments Options?

Yes. One Investment Option is available for investment.

The Fund may stop accepting additional investments and may liquidate.

We reserve the right to remove, close to new investment, or substitute the Fund as an Investment Option. If the Fund is substituted for another Fund, the new Fund will have a similar investment objective, investment strategy, and fees and expenses. The Fidelity VIP Government Money Market Portfolio can be used in the event the Fund is liquidated.

Appendix: Investment Options Available Under the Contract
Are There Any Restrictions on Contract Benefits?

Yes. You must purchase a living benefit rider and a death benefit rider with this Contract.

Taking a withdrawal before age 59½ or a withdrawal that is greater than the annual withdrawal amount (“excess withdrawal”) under the living benefit rider may result in adverse consequences such as a permanent reduction in rider benefits, the failure to receive lifetime withdrawals under the rider, or termination of the rider. Taking a withdrawal (excluding an Emergency Withdrawal) during the ten-year period when an annual credit may be applied, will discontinue any future annual credits. Taking a withdrawal may reduce the benefits provided by the death benefit rider.

The optional death and/or living benefits may not be available through your financial professional or your state. You may obtain information about the optional benefits that are available to you by contacting your financial professional. The optional death and/or living benefits may not be available in your state.

Death Benefits Death Benefit Riders Optional Living Benefit Rider Appendix: Investment Options Available Under the Contract

TAXES	LOCATION IN PROSPECTUS
What Are the Contract’s Tax Implications?

You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.

It is important to know that IRAs and Qualified Plans are already tax-deferred which means the tax deferral feature of a variable annuity does not provide a benefit in addition to that already offered by an IRA or Qualified Plan. An annuity contract should only be used to fund an IRA or Qualified Plan to benefit from the annuity’s features other than tax deferral.

Withdrawals will be subject to ordinary income tax and may be subject to a tax penalty if you take a withdrawal before age 59½.

Federal Tax Issues Principal Risks of Investing in the Contract – Tax Consequences

CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
How Are Investment Professionals Compensated?

Some financial professionals may receive compensation for selling this Contract to you in the form of commissions, additional payments, non-cash compensation, and/or reimbursement of expenses. These financial professionals may have a financial incentive to offer or recommend this Contract over another investment that may pay less compensation.

Distribution Arrangements
Should I Exchange My Contract?

Some financial professionals may have a financial incentive to offer you a new contract in place of the one you already own.

You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is preferable for you to purchase the new contract rather than continue to own the existing contract.

Replacement of Life Insurance or Annuities

APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

The following is a list of Funds available under the Contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://pacificlife.onlineprospectus.net/pacificlife/products/. You can also request this information at no cost by calling (833) 455-0901 or by sending an email request to Prospectuses@PacificLife.com. For information about which Funds are available to you, please contact your financial professional or call us at the number above.

The current expenses and performance information below reflects fee and expenses of the Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Seeks high total return.	Fidelity® VIP FundsManager® 60% Portfolio Investor Class; Fidelity Management & Research Company LLC	0.63%[1]	15.71%	6.67%	8.19%
Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity® VIP Government Money Market Portfolio Investor Class[2]; Fidelity Management & Research Company LLC	0.28%	4.10%	3.08%	2.01%

1To help limit Fund expenses, Fund advisers have contractually agreed to reduce investment advisory fees or otherwise reimburse certain of their Funds which reflect temporary fee reductions. There can be no assurance that Fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each Fund prospectus, and they may not cover certain expenses such as extraordinary expenses. See each Fund prospectus for complete information regarding these arrangements.

2The Fidelity VIP Government Money Market is only available for investment by California applicants age 60 or older during the Right to Cancel “Free Look” period. The Fidelity VIP Government Money Market can also be used in the event the Fund is liquidated.

This Summary Prospectus incorporates by reference the prospectus and Statement of Additional Information for the Contract, both dated May 1, 2026, as supplemented. The SAI may be obtained, free of charge, in the same manner as the prospectus.

EDGAR Contract Identifier: C000237540